THE AVATAR
                                ADVANTAGE EQUITY
                                 ALLOCATION FUND















                                 Annual Report
                               For the year ended
                               December 31, 1999

February 2000

Dear Shareholder,

      We are pleased to report on the progress of THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND for the year ended December 31, 1999. For the year, Avatar's asset allocation philosophy- participating in market gains during market upswings while protecting those gains against loss during market downturns-helped the Fund realize a total return of 17.11% (not including the sales charge). The fully invested S&P 500 Index returned 21.03% for the year. For the second half of the year, Avatar maintained a significant equity position. Our exposure ranged between 65% and 90% invested in equities and the remainder in cash.

1999-- THE SECOND SIX MONTHS IN REVIEW

For a year that began with a presidential impeachment trial, a war in Kosovo and political characters of all stripes jockeying to succeed Bill Clinton, the last half of the year was positively dull. The only questions that seemed to occupy the public were the extent of Y2K problems and which city would have the best millenium celebration. Even the question of Fed Chairman Alan Greenspan's reappointment was settled before year-end.

The last half of the year saw the Fund begin with a cautious 65% invested exposure to equities. This reflected the firm's moderately negative research, caused primarily by the rising interest rate environment witnessed in late summer. As the quarter progressed, however, rates eased somewhat and market momentum improved. Due to these and other positive factors shown by our models, we increased the Fund's allocation in equities in steps to an 85% position by mid-November. As a result, the Fund caught the strong year-end rally in stocks. The technology sector component of the S&P 500 increased an amazing 35% in the last quarter of 1999 alone. We took advantage of this strength by over-weighting that sector in the Fund. Exposure within technology was balanced across many of the faster growing areas including fiber optics, data storage, semiconductors and telecommunication equipment. Basic industries also performed well, helped by higher commodity prices and global GDP growth. The healthcare, consumer staples and utilities sectors were de-emphasized during this period, as was the energy sector. We ended the year well poised to take advantage of those areas that we feel will continue to show strength in 2000.

2000 MARKET OUTLOOK

Corporate earnings for the last quarter appear to be poised to surpass analysts' expectations and will come in at the low double-digit range. The strong growth in corporate profits and the generally favorable positive flows of funds into the equity market have added impetus to a favorably developing economic backdrop. In a resounding manner, consumers have given a collective "thumbs up" to the U.S. economy. Holiday spending was well ahead of last year and consumer confidence surveys continue to reach upward. We expect, as a consequence, that prospective GDP growth will extend the current business cycle into the longest expansion in economic history. More importantly, this is all happening with only a modest up-tick in inflation and new signs of a slowdown in the housing sector. While long-term interest rates have marched higher with all of this good news, surprisingly it has not adversely impacted the stock market. If inflation fails to accelerate sharply in the months ahead, a good case can be made that potential negative scenarios have already been priced into the level of both long and short term interest rates, helping to restrain the Federal Reserve from instituting a harsh new round of monetary tightening.

We continue to be concerned about the narrow stock market leadership. Broadening of the market would be a welcome and healthy development. We begin the new millenium in a neutral weight in our equity exposure. We expect continued volatility as the country's political forces share center stage with its economic forces to shape the coming year. Growth expectations for the remainder of the year have been revised upward. World markets continue to follow the U.S. business model of consolidation and cost cutting, which may spur stock performance worldwide.

 Our models show that the U.S. economy should continue to percolate at a good, sustainable level that will not set off inflation or recession fears. While the technology sector has emerged as the current market leader, we continue to hope for a broadening of the markets. Our goal at Avatar is to evaluate current investment risk and alter the portfolio mix to reflect the current environment. We achieved this for the second year in a row under very difficult circumstances.

/s/ Charles White

Charles White
Portfolio Manager

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

          Comparison of the change in value of a $10,000 investment in
               The Avatar Advantage Equity Allocation versus the
                      S&P 500 Composite Stock Price Index.

                                The Avatar           S&P 500
                             Advantage Equity    Composite Stock
               Quarter       Allocation Fund       Price Index
               -------       ----------------    ---------------
              3-Dec-97           $10,000             $10,000
              31-Dec-97          $10,022             $ 9,947
              31-Mar-98          $11,252             $11,333
              30-Jun-98          $11,472             $11,707
              30-Sep-98          $10,765             $10,542
              31-Dec-98          $12,609             $12,791
              31-Mar-99          $12,779             $13,423
              30-Jun-99          $13,407             $14,367
              30-Sep-99          $12,726             $13,468
              31-Dec-99          $14,102             $15,480

Average Annual Total Return (1)
1 year............................ 11.84%
Since inception (12/3/97)......... 18.00%

----------
(1) Average Annual Total Return represents the average change in account value over the periods indicated and includes sales charges.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Performance figures of the Fund and indexes referenced represent past performance and are not indicative of future performance of the Fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ. Member NASD.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
      Shares      COMMON STOCKS: 89.71%                             Market Value
--------------------------------------------------------------------------------

                  AEROSPACE/DEFENSE EQUIPMENT: 1.38%
      3,000       United Technologies Corporation..................  $   195,000
                                                                     -----------
                  AUTOMOBILES: 0.76%
      2,000       Ford Motor Company...............................      106,875
                                                                     -----------
                  BANKS: 2.63%
      4,600       Citigroup Inc....................................      255,588
      1,500       The Chase Manhattan Bank.........................      116,531
                                                                     -----------
                                                                         372,119
                                                                     -----------
                  BANKS - REGIONAL: 1.42%
      2,000       Northern Trust Corporation.......................      106,000
      2,400       UnionBanCal Corporation..........................       94,650
                                                                     -----------
                                                                         200,650
                                                                     -----------
                  BEVERAGE - ALCOHOL: 1.46%
      2,900       Anheuser-Busch Companies, Inc....................      205,537
                                                                     -----------
                  BIOTECHNOLOGY: 1.20%
      2,000       Biogen Inc.* ....................................      169,000
                                                                     -----------
                  BROADCASTING - TELEVISION, RADIO: 0.63%
      1,400       CBS Corporation* ................................       89,513
                                                                     -----------
                  BUILDING MATERIALS CHAINS: 2.62%
      5,400       The Home Depot, Inc..............................      370,238
                                                                     -----------
                  CABLE TELEVISION: 0.53%
      1,000       Cablevision Systems Corporation* ................       75,500
                                                                     -----------
                  CHEMICALS: 1.12%
      2,400       E. I. du Pont de Nemours and Company.............      158,100
                                                                     -----------
                  COMPUTER - SOFTWARE: 5.32%
      4,100       Microsoft Corporation* ..........................      478,675
      6,000       Xilinx,  Inc.* ..................................      272,813
                                                                     -----------
                                                                         751,488
                                                                     -----------

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------

                  COMPUTER SERVICES: 4.20%
      2,800       America Online, Inc. *...........................  $   211,225
      3,500       EMC Corporation *................................      382,375
                                                                     -----------
                                                                         593,600
                                                                     -----------
                  COMPUTERS - HARDWARE: 3.62%
      3,200       Dell Computer Corporation *......................      163,200
      1,500       International Business Machines
                     Corporation...................................      162,000
      2,400       Sun Microsystems, Inc.* .........................      185,850
                                                                     -----------
                                                                         511,050
                                                                     -----------
                  COMPUTERS - PERIPHERALS: 0.58%
        900       Lexmark International Group, Inc.* ..............       81,450
                                                                     -----------
                  COMPUTERS - SOFTWARE AND SERVICES: 0.36%
        600       Electronic Arts Inc.* ...........................       50,400
                                                                     -----------
                  COSMETICS AND TOILETRIES: 1.24%
      2,700       Colgate-Palmolive Company........................      175,500
                                                                     -----------
                  DIVERSIFIED MANUFACTURING: 2.96%
      2,700       General Electric Company.........................      417,825
                                                                     -----------
                  ELECTRIC COMPANIES: 0.69%
      3,700       Edison International.............................       96,894
                                                                     -----------
                  ELECTRICAL EQUIPMENT: 1.31%
      3,200       Honeywell International, Inc.* ..................      184,600
                                                                     -----------
                  ELECTRONIC COMPONENTS - SEMICONDUCTORS: 3.75%
      2,300       Applied Materials, Inc.* ........................      291,381
      2,900       Intel Corporation................................      238,706
                                                                     -----------
                                                                         530,087
                                                                     -----------
                  ELECTRONICS: 3.65%
      3,200       JDS Uniphase Corporation* .......................      516,200
                                                                     -----------

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------

                  ENTERTAINMENT: 1.03%
      2,000       Time Warner, Inc.................................  $   144,875
                                                                     -----------
                  FINANCE - MORTGAGE LOANS: 1.33%
      3,000       Fannie Mae.......................................      187,313
                                                                     -----------
                  FINANCIAL - DIVERSIFIED: 1.72%
      1,700       Morgan Stanley Dean Witter & Co..................      242,675
                                                                     -----------
                  FINANCIAL SERVICES: 1.29%
      1,100       American Express Company.........................      182,875
                                                                     -----------
                  FOODS: 1.11%
      4,400       General Mills,  Inc.* ...........................      157,300
                                                                     -----------
                  HEALTHCARE - MEDICAL PRODUCTS: 0.67%
      2,600       Medtronic, Inc...................................       94,737
                                                                     -----------
                  INSURANCE: 1.94%
      2,540       American International Group, Inc................      274,637
                                                                     -----------
                  INSURANCE BROKER: 1.15%
      1,700       Marsh & McLennan Companies, Inc..................      162,669
                                                                     -----------
                  MANUFACTURING - DIVERSIFIED: 1.37%
      1,500       Corning Incorporated.............................      193,406
                                                                     -----------
                  MEDICAL - DRUGS: 3.69%
      3,400       Bristol-Myers Squibb Company.....................      218,237
      3,700       Warner-Lambert Company...........................      303,169
                                                                     -----------
                                                                         521,406
                                                                     -----------
                  METAL - ALUMINUM: 1.29%
      2,200       Alcoa Inc........................................      182,600
                                                                     -----------
                  NETWORKING PRODUCTS: 3.37%
      4,450       Cisco Systems, Inc.* ............................      476,706
                                                                     -----------

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------

                  OIL - INTEGRATED: 0.88%
      2,200       Schlumberger Limited.............................  $   123,750
                                                                     -----------
                  OIL & GAS - DRILLING & EQUIPMENT: 0.10%
        427       Transocean Sedco Forex, Inc.* ...................       14,378
                                                                     -----------
                  PAPER & FOREST PRODUCTS: 2.15%
      3,000       Georgia-Pacific Corporation......................      152,250
      2,100       Weyerhaeuser Company.............................      150,806
                                                                     -----------
                                                                         303,056
                                                                     -----------
                  PETROLEUM-PRODUCING: 0.78%
      3,000       Apache Corporation...............................      110,812
                                                                     -----------
                  PETROLEUM PRODUCTS: 3.33%
      4,100       Enron Corp.......................................      181,938
      1,700       Exxon Mobil Corporation..........................      136,956
      2,800       Texaco Inc.......................................      152,075
                                                                     -----------
                                                                         470,969
                                                                     -----------
                  RETAIL - COMPUTERS AND ELECTRONICS: 0.70%
      2,000       Tandy Corporation................................       98,375
                                                                     -----------
                  RETAIL - DEPARTMENT STORES: 0.88%
      1,700       Dayton Hudson Corporation........................      124,844
                                                                     -----------
                  RETAIL - GENERAL MERCHANDISE: 1.12%
      1,200       Costco Companies, Inc.* .........................      109,500
        700       Wal-Mart Stores, Inc.............................       48,388
                                                                     -----------
                                                                         157,888
                                                                     -----------
                  RETAIL - SPECIALTY: 0.38%
      1,800       Linens `n Things, Inc.* .........................       53,325
                                                                     -----------
                  SERVICES - ADVERTISING / MARKETING: 1.49%
      2,100       Omnicom  Group  Inc..............................      210,000
                                                                     -----------

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------

                  TELECOMMUNICATIONS EQUIPMENT: 8.39%
        400       Broadcom Corporation, Class A* ..................  $   108,950
      4,110       Lucent Technologies Inc..........................      307,479
      1,100       Nokia Corporation, ADR...........................      209,000
        900       Nortel Networks Corporation......................       90,900
      1,600       QUALCOMM Incorporated *..........................      282,000
      2,100       Scientific-Atlanta, Inc..........................      116,813
      1,100       Tellabs, Inc. *..................................       70,606
                                                                     -----------
                                                                       1,185,748
                                                                     -----------
                  TELECOMMUNICATIONS SERVICES: 2.03%
      2,700       GTE Corporation..................................      190,519
      2,000       Metromedia Fiber Network, Inc.* .................       95,875
                                                                     -----------
                                                                         286,394
                                                                     -----------
                  TELEPHONE SERVICES: 3.57%
      5,000       BellSouth Corporation............................      234,062
      5,100       MCI WorldCom Incorporated* ......................      270,619
                                                                     -----------
                                                                         504,681
                                                                     -----------
                  TRANSPORTATION- RAIL: 0.62%
      2,000       Union Pacific Corporation........................       87,250
                                                                     -----------

                  UTILITIES: 1.90%
      3,600       The AES Corporation* ............................      269,100
                                                                     -----------

                  Total Common Stocks (Cost $9,033,217)............   12,673,395
                                                                     -----------

Principal Amount  FEDERAL AGENCY OBLIGATIONS: 10.25%
--------------------------------------------------------------------------------
 $1,450,000       Freddie Mac Discount Note, 5.35%,
                     1/13/2000 (cost $1,447,414)...................    1,447,414
                                                                     -----------

Principal Amount  SHORT-TERM INVESTMENTS:  0.07%
--------------------------------------------------------------------------------
     10,313       Firstar Stellar Treasury Fund (Cost $10,313).....       10,313
                                                                     -----------

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                  Total Investments in Securities
                     (Cost $10,490,944+): 100.03%.................  $14,131,122
                  Liabilities in excess of
                     Other Assets: (0.03%)........................       (4,469)
                                                                    -----------
                  TOTAL NET ASSETS: 100.00%.......................  $14,126,653
                                                                    ===========

* Non-income producing securities.

+ At December 31, 1999 the cost of securities for Federal tax purposes is $10,495,985. Gross unrealized appreciation and depreciation of securities is as follows:

                  Gross unrealized appreciation...................  $ 3,830,024
                  Gross unrealized depreciation...................     (194,887)
                                                                    -----------
                             Net unrealized appreciation..........  $ 3,635,137
                                                                    ===========

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (identified cost $10,490,944) ...........................    $ 14,131,122
   Receivables:
      Dividends and interest ..................................           4,959
   Deferred organization costs ................................          20,462
   Prepaid expenses ...........................................           1,101
                                                                   ------------
         Total assets .........................................      14,157,644
                                                                   ------------

LIABILITIES
   Payables:
      Due to Advisor ..........................................           3,845
      Distribution fees (Note 4) ..............................           2,897
   Accrued expenses ...........................................          24,249
                                                                   ------------
         Total liabilities ....................................          30,991
                                                                   ------------

NET ASSETS ....................................................    $ 14,126,653
                                                                   ============

NET ASSET VALUE AND REDEMPTION* PRICE PER SHARE
   [$14,126,653 / 1,147,535 shares outstanding; unlimited
   number of shares (par value $.01) authorized] ..............    $      12.31
                                                                   ============

OFFERING PRICE PER SHARE ($12.31/.9550) .......................    $      12.89
                                                                   ============

COMPONENTS OF NET ASSETS
   Paid-in capital ............................................    $ 10,633,630
   Undistributed net investment income ........................           1,662
   Distributions in excess of net realized gain ...............        (148,817)
   Net unrealized appreciation on investments .................       3,640,178
                                                                   ------------
      Net assets ..............................................    $ 14,126,653
                                                                   ============

* Redemption of shares held less than 1 year are subject to a 1% redemption fee payable to the Fund.

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ..............................................      $   110,204
      Interest ...............................................          111,072
                                                                    -----------
         Total income ........................................          221,276
                                                                    -----------
   Expenses
      Advisory fees (Note 3) .................................          118,870
      Distribution fees (Note 4) .............................           34,962
      Administration fees (Note 3) ...........................           30,023
      Audit fees .............................................           19,415
      Fund accounting fees ...................................           18,998
      Transfer agent fees ....................................           13,001
      Custody fees ...........................................            9,615
      Legal fees .............................................            7,535
      Amortization of deferred organization costs ............            7,001
      Reports to shareholders ................................            6,000
      Registration fees ......................................            4,001
      Insurance ..............................................            3,217
      Trustees' fees .........................................            2,835
      Miscellaneous ..........................................            2,501
                                                                    -----------
         Total expenses ......................................          277,974
           Less: Advisory fee waiver (Note 3) ................          (68,204)
                                                                    -----------
         Net expenses ........................................          209,770
                                                                    -----------
            NET INVESTMENT INCOME ............................           11,506
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from security transactions ..............        1,425,102
   Net change in unrealized appreciation
      on investments .........................................          810,363
                                                                    -----------
      Net realized and unrealized gain on investments ........        2,235,465
                                                                    -----------
            NET INCREASE IN NET ASSETS RESULTING
               FROM OPERATIONS ...............................      $ 2,246,971
                                                                    ===========

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     Year Ended      Year Ended
                                                    December 31,    December 31,
                                                        1999            1998
                                                    ------------   ------------
NET INCREASE/(DECREASE) IN
 ASSETS FROM OPERATIONS
   Net investment income .........................  $     11,506   $     53,644
   Net realized gain from security
    transactions .................................     1,425,102        830,832
   Net realized loss from futures
    transactions .................................            --        (60,910)
   Net change in unrealized appreciation
    on investments ...............................       810,363      2,757,250
                                                    ------------   ------------
      NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ...........................     2,246,971      3,580,816
                                                    ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................            --        (59,113)
   Net realized gain on security
    transactions .................................    (1,424,086)      (740,543)
   In excess of net realized gains ...............      (148,817)            --
   Return of Capital .............................            --        (28,412)
                                                    ------------   ------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS
       TO SHAREHOLDERS ...........................    (1,572,903)      (828,068)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived from
    net change in outstanding shares (a) .........    (1,237,226)    (8,308,922)
                                                    ------------   ------------
      TOTAL DECREASE IN NET ASSETS ...............      (563,158)    (5,556,174)
NET ASSETS
Beginning of year ................................    14,689,811     20,245,985
                                                    ------------   ------------
END OF YEAR (including undistributed
 net investment income of $1,662
 and $0, respectively) ...........................  $ 14,126,653   $ 14,689,811
                                                    ============   ============

(a) A summary of capital shares transactions is as follows:

                                 Year Ended                 Year Ended
                              December 31, 1999            Dec. 31, 1998
                          -----------------------    --------------------------
                            Shares        Value         Shares         Value
                            ------        -----         ------         -----

Shares sold ...........     77,232    $   926,857       194,971    $  2,180,409
Shares issued in
 reinvestment of
 distributions ........    130,857      1,572,903        74,946         828,068
Shares redeemed .......   (301,355)    (3,736,986)   (1,050,075)    (11,317,399)
                          --------    -----------    ----------    ------------
Net decrease ..........    (93,266)   $(1,237,226)     (780,158)   $ (8,308,922)
                          ========    ===========    ==========    ============

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                  Year Ended      Year Ended   December 3, 1997*
                                 December 31,    December 31,       through
                                     1999            1998      December 31, 1997
                                 ------------    ------------  -----------------
Net asset value, beginning
  of period ...................     $11.84          $10.02          $10.00
                                    ------          ------          ------

Income from investment operations:
   Net investment income.......       0.01            0.05            0.01
   Net realized and unrealized
     gain on investments.......       1.98            2.48            0.02
                                    ------          ------          ------
Total from investment
  operations...................       1.99            2.53            0.03
                                    ------          ------          ------

Less distributions:
   From net investment
     income ...................      (0.00)          (0.05)          (0.01)
   From net realized gains.....      (1.38)          (0.64)          (0.00)
   In excess of net
     realized gains............      (0.14)          (0.00)          (0.00)
   Tax return of capital.......      (0.00)          (0.02)          (0.00)
                                    ------          ------          ------
Total distributions............      (1.52)          (0.71)          (0.01)
                                    ------          ------          ------

Net asset value,
  end of period................     $12.31          $11.84          $10.02
                                    ======          ======          ======

Total return...................      17.11%          25.81%           0.22%**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (millions)...................     $ 14.1          $ 14.7          $ 20.2

Ratio of expenses to average
 net assets:
   Before expense
     reimbursement.............       1.99%           2.03%           1.52%+
   After expense
     reimbursement.............       1.50%           1.50%           1.39%+

Ratio of net investment income to
 average net assets:
   After expense
     reimbursement.............       0.08%           0.36%           0.47%+

Portfolio turnover rate........     101.86%          79.95%           2.48%**

*  Commencement of operations.
** Not Annualized.
+  Annualized.

See Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Avatar Advantage Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on December 3, 1997. The Fund's objective is to seek long-term capital appreciation by investing in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.

          Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized gains for financial reporting

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

          purposes but not for tax purposes are reported as distributions in excess of net realized gains and are primarily due to differing treatments for wash sales and losses realized subsequent to October 31 on sale of securities. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $35,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period ended December 31, 1999, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended December 31, 1999, the Fund incurred $118,870 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $68,204; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned condition amounted to $148,615 for the Fund at December 31, 1999.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                            Fee rate
----------------                            --------
Less than $15 million                       $30,000
$15 million to less than $50 million        0.20% of average daily net assets
$50 million to less than $100 million       0.15% of average daily net assets
$100 million to less than $150 million      0.10% of average daily net assets
More than $150 million                      0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". During the year ended December 31, 1999, the Fund paid the Distribution Coordinator in the amount of $34,962.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,736,256 and $13,057,566, respectively.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Avatar Advantage Equity Allocation Fund, series of Advisors Series Trust (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998 including the financial highlights for the period prior to December 31, 1999 were audited by other independent accountants whose reported dated January 29, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP


New York, New York
February 4, 2000

CHANGE IN INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainly, audit scope or accounting principles.

In connection with its audit for the most recent two fiscal years and through August 27, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 10, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN
                               Firstar Bank, N.A.
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788
                                  888-263-6452


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.